UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2024

Riot Platforms, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3855 Ambrosia Street, Suite 301	80109
Castle Rock, CO
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 794-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	RIOT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Riot Platforms, Inc. (the “Company”) is providing the disclosure below which the Company included in the preliminary offering memorandum, dated December 9, 2024, relating to the Convertible Notes Offering (as defined in Item 8.01 of this Current Report on Form 8-K):

Recent Developments

As of November 30, 2024, the Company held 11,425 Bitcoin with a fair value of approximately $1.102 billion, as determined using the closing price of Bitcoin on the Company’s principal market, Coinbase (the “Principal Market”), as of November 30, 2024. All of the Company’s Bitcoin held as of November 30, 2024 were produced from the Company’s Bitcoin Mining operations.

The Company’s Bitcoin is recorded at fair value in the Company’s consolidated financial statements, as determined using the period-end closing price of Bitcoin on the Principal Market, and changes in fair value are recognized in Change in fair value of Bitcoin, in Operating income (loss) on the Company’s Consolidated Statements of Operations.

Each of the number of Bitcoin held and the fair value of the Company’s Bitcoin held as of November 30, 2024 is preliminary and unaudited, and is not necessarily indicative of the number of Bitcoin held or fair value thereof to be achieved in any future period. Accordingly, these unaudited estimates are not comprehensive statements or estimates of the Company’s financial results or financial condition as of November 30, 2024, December 31, 2024 or any other future period.

The number and fair value of the Company’s Bitcoin held as of November 30, 2024 has been prepared by, and is the responsibility of, the Company’s management. In addition, Deloitte & Touche LLP, the Company’s independent registered public accounting firm, has not audited, reviewed, examined, compiled, nor applied agreed-upon procedures with respect to such information. Accordingly, Deloitte & Touche LLP does not express an opinion or any other form of assurance with respect thereto. This information should not be viewed as a substitute for financial statements prepared in accordance with generally accepted accounting principles in the United States. Additional information and disclosure is required for a more complete understanding of the Company’s financial position and results of operations as of November 30, 2024. Accordingly, investors should not place undue reliance on this information. This information should be read together with the sections titled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements,” and under similar headings included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as amended, and the other filings the Company makes with the U.S. Securities and Exchange Commission (“SEC”), copies of which may be obtained from the SEC’s website, www.sec.gov.

The information in this Item 7.01 is being furnished and shall not be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 8.01	Other Events

On December 9, 2024, the Company issued a press release announcing its intention to offer (the “Convertible Notes Offering”), subject to market conditions and other factors, $500 million aggregate principal amount of its convertible senior notes due 2030 in a private offering to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to grant to the initial purchasers of the notes an option to purchase, within a three-day period beginning on, and including, the date on which the notes are first issued, up to an additional $75 million aggregate principal amount of the notes.

A copy of the press release announcing the offering is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in Item 8.01 of this Current Report on Form 8-K shall not constitute an offer to sell, or a solicitation of an offer to buy the notes, nor shall there be any sale of, the notes in any state or jurisdiction in which such offer, solicitation or sale would be unlawful under the securities laws of any such state or jurisdiction.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K and the exhibit attached hereto that are not historical facts are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions. Such statements rely on the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “anticipates,” “believes,” “plans,” “expects,” “intends,” “will,” “potential,” “hope,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements may include, but are not limited to, statements about uncertainties related to market conditions and the completion of the offering on the anticipated terms or at all. Detailed information regarding the factors identified by the Company’s management which they believe may cause actual results to differ materially from those expressed or implied by such forward-looking statements in this Current Report on Form 8-K may be found in the Company’s filings with the SEC, including the risks, uncertainties and other factors discussed under the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as amended, and the other filings the Company makes with the SEC, copies of which may be obtained from the SEC’s website, www.sec.gov. All forward-looking statements included in this Current Report on Form 8-K are made only as of the date hereof, and the Company disclaims any intention or obligation to update or revise any such forward-looking statements to reflect events or circumstances that subsequently occur, or of which the Company hereafter becomes aware, except as required by law. Persons reading this Current Report on Form 8-K are cautioned not to place undue reliance on such forward-looking statements.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release, dated December 9, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT PLATFORMS, INC.

December 9, 2024	By:	/s/ Colin Yee
Colin Yee
Chief Financial Officer